UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8‑K

.
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 10, 2014

4Licensing Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0‑7843 (Commission File Number)	13‑2691380 (IRS Employer Identification No.)

767 Third Avenue, 17th Floor, New York, New York  10017
(Address of principal executive offices, including zip code)

(212) 758‑7666
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On October 10, 2014, Mr. Jay Emmett notified the Board of Directors of 4Licensing Corporation (the “Company”) that he would be retiring as Chairman of the Company’s Board of Directors effective immediately.  There were no disagreements between Mr. Emmett and the Company related to the Company’s operations, policies or procedures that caused his retirement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

4Licensing Corporation

Date: October 10, 2014	By:	/s/ Bruce R. Foster
Bruce R. Foster
Chief Executive Officer, Executive Vice President and Chief Financial Officer